SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-4743 (Commission File Number)	11-1362020 (I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02.  Results of Operations and Financial Condition

On August 5, 2009, Standard Motor Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months and six months ended June 30, 2009. A copy of such press release is furnished as Exhibit 99.1 hereto.

Such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events

Universal Shelf Registration Statement on Form S-3

On August 5, 2009, the Company issued  a  press  release announcing its intent to file a universal shelf registration statement on Form S-3 with the SEC to register the offer and sale from time to time of up to an aggregate of $75 million of securities, which may consist of common stock, preferred stock, debt securities, warrants, depositary shares, stock purchase contracts or units consisting of any of the foregoing.

A copy of such press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated August 5, 2009 announcing Standard Motor Products, Inc.’s financial results for the three months and six months ended June 30, 2009.

99.2	Press release, dated August 5, 2009, announcing Standard Motor Products, Inc.’s intent to file a universal shelf registration statement on Form S-3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ James J. Burke
James J. Burke
Vice President Finance, Chief Financial Officer

Date: August 5, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 5, 2009 announcing Standard Motor Products, Inc.’s financial results for the three months and six months ended June 30, 2009.

99.2	Press release, dated August 5, 2009, announcing Standard Motor Products, Inc.’s intent to file a universal shelf registration statement on Form S-3.